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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2002

UtiliCorp United Inc.
(Exact name of registrant as specified in charter)

Delaware	1-3562	44-0541877
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)
20 West 9th, Kansas City, Missouri	64105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: (816) 421-6600

(Former name of former address, if changed since last report): Not Applicable

Item 5.    Other Events.

        Attached as Exhibit 99.1 and 99.2 are the following consolidated financial statements, notes to consolidated financial statements and financial review of UtiliCorp United Inc.:

    Consolidated Statements of Income for the three years ended December 31, 2001
    Consolidated Balance Sheets at December 31, 2001 and 2000
    Consolidated Statements of Common Shareholders' Equity for the three years ended December 31, 2001
    Consolidated Statements of Comprehensive Income for the three years ended December 31, 2001
    Consolidated Statements of Cash Flows for the three years ended December 31, 2001
    Notes to Consolidated Financial Statements
    Report of Independent Public Accountants
    Financial Review

Item 7.    Financial Statements and Exhibits.

(a)
Exhibit—23 Consent of Arthur Andersen LLP

(b)
Exhibit—99.1, Consolidated Financial Statements and Notes to Consolidated Financial Statements of UtiliCorp United Inc.

(c)
Exhibit—99.2, Financial Review of UtiliCorp United Inc.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UtiliCorp United Inc.
By:	/s/ DAN STREEK Dan Streek Chief Financial Officer
Date: February 25, 2002

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
Signatures